SUB-ITEM 77Q1:  EXHIBITS
AMENDMENT #24
TO THE RESTATED AND
AMENDED
DECLARATION OF TRUST

FEDERATED INCOME
SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is
amended as follows:

       Strike the first paragraph of
Section 5 ? Establishment and
Designation of Series or Class of
Article III ? BENEFICIAL
INTEREST from the Declaration of
Trust and substitute in its place the
following:

	"Section 5.  Establishment
and Designation of Series
or Class.  Without limiting
the authority of the
Trustees set forth in Article
XII, Section 8, inter alia, to
establish and designate any
additional Series or Class
or to modify the rights and
preferences of any existing
Series or Class, the Series
and Classes of the Trust are
established and designated
as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Floating Rate Strategic
Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S.
Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained Bond
Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate Corporate
Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock
Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income
Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby
certify that the above stated
Amendment is a true and correct
Amendment to the Declaration of
Trust, as adopted by the Board of
Trustees at a meeting on the 16th
day of February, 2012, to become
effective on the 26th day of March,
2012.

	WITNESS the due execution
hereof this 16th day of February, 2012.



/s/ John F.
Donahue
/s/ Peter E.
Madden
John F. Donahue
Peter E. Madden




/s/ Nicholas P.
Constantakis
/s/ Charles f.
Mansfield, Jr.
Nicholas P.
Constantakis
Charles F.
Mansfield, Jr.




/s/ John F.
Cunningham
/s/ Thomas M.
O?Neill
John F.
Cunningham
Thomas M.
O?Neill




/s/ J. Christopher
Donahue
/s/ John S. Walsh
J. Christopher
Donahue
John S. Walsh




/s/ Maureen Lally-
Green

Maureen Lally-
Green